                                                                  EXHIBIT 10.209

     IN WITNESS WHEREOF, two (2) identical counterparts of this contract each of which shall for all purposes be deemed an original thereof, have been duly executed by the parties herein above named, on the date and year first above written.

     The Contractor agrees that this Contract, as awarded, is for the stated work and understands that payment for the total work will be made on the basis of the indicated amount(s), as bid in the Proposal.

              PROJECT NO(S). ST87400047, ST8741000, AND WS85500049
                    2002 RESIDENTIAL STREET OVERLAY PROGRAM

                                 $6,773,919.00


MEADOW VALLEY CONTRACTORS, INC.,        CITY OF PHOENIX,
A NEVADA CORPORATION                    AN ARIZONA MUNICIPAL CORPORATION
(CONTRACTOR)                            (OWNER)

                                        FRANK A. FAIRBANKS
By: /s/ Bradley E. Larson               CITY MANAGER
   --------------------------------
   (Signature and Title)                By: /s/ Mario Saldamando, P.E.
   BRADLEY E. LARSON      PRESIDENT        -------------------------------------
                                           MARIO SALDAMANDO, P.E.
               (Corporate Seal)            CITY ENGINEER


-----------------------------------
WITNESS: If Contractor is an
         individual (Signature)         APPROVED AS TO FORM THIS ____ DAY
                                        OF ______________________ 20_____

/s/ Robert W. Bottcher                  /s/ [Illegible Signature]
-----------------------------------     ----------------------------------------
ATTEST: If Contractor is a                  ACTING CITY ATTORNEY
        Corporation, a Limited
        Liability Company or
        Partnership                     /s/ Vicky Miel
        (Signature and Title)           ----------------------------------------
ROBERT W. BOTTCHER     AREA MANAGER     ATTEST: VICKY MIEL
                                                CITY CLERK


                                        Authority -- City Council Awarded
                                        JUNE 12, 2002

ENGINEERING AND ARCHITECTURAL SERVICES DEPARTMENT - City of Phoenix
    PROJECT NO:. ST87400047, ST87410000, WS85500049

                           CONSTRUCTION BID PROPOSAL

=========================================================================================================================
PAY                                                              APPROX
ITEM                   DESCRIPTION                              QUANTITY       UNIT        UNIT PRICE           AMOUNT
NO.
=========================================================================================================================
 1.      Modified Asphalt Concrete Surface Course (D-1/2)       121,113        Ton             39.75         4,814,241.75
 2.      Milling, Per Specifications                            744,810        Sq. Yd          0.75           558,607.50
 3.      Tack Coat, Per Specifications                             445          Ton           100.00            44,500.00
 4.      Adjust Existing Manhole Frame and Clean Cover per MAG     519          Each          165.00            85,635.00
 5.      Adjust Existing Frame and Clean Cover for Valves,
         Survey Monuments, and Sewer Cleanouts                     726          Each          135.00            98,010.00
 6.      Adjust Existing Unexposed Water Valve Frame and
         Clean Cover                                                33          Each          135.00             4,455.00
 7.      Adjust Survey Monuments, St. D. 120-1-B                   770          Each           70.00            53,900.00
 8.      Install New Survey Monuments, St. D. 120-1-B               60          Each           75.00             4,500.00
 9.      Blotter Material                                      2,024,886        Sq. Yd.         0.12           242,986.32
10.      Uniformed, Off-Duty Police Officers                       3,751        Hours         $33.00          $123,783.00
11.      Traffic Control Devices                                     1           Job                           466,000.00
12.      Rebuild and Adjust Existing Pressure Manhole
         Frame and Clean Cover (Contingent item)                     5          Each          300.00             1,500.00
13.      Full Width Milling, (3/4" deep)                         65,000         Sq. Yd.         0.80            52,000.00
14.      Manhole Adjustment Rings, SD-2, SD-3
               (Contingent item)                                   200          Each           55.00            11,000.00
         Bid Subtotal (for index ST87400047 & ST87410000,
         items 1 through 14)                                                                                 6,561,119.00


                    BID PROPOSAL                  INDEX NO.           WS85500049

15.       Debris Cap, including Locator Coll, Furnish &           2660          Each           80.00           212,800.00
          Install
          Item 15 only                                                                                         212,800.00

          TOTAL AMOUNT OF CONSTRUCTION BID                                                                  $6,773,919.00
          Index No. : ST87400047, ST87410000 Item 1
          through 14 and
          Index No.: WS85500049      Item 15

          Six Million Seven Hundred Seventy Three Thousand
          Nine Hundred Nineteen dollars & 00/100 Dollars
          ------------------------------------------------
                         Written Words

                            P-2(REVISED 04-19-2002)

Executed in Two Counterparts

                                                               BOND NO. 24006403
                                                                       ---------

                                 CONTRACT BOND
                     STATUTORY PERFORMANCE BOND PURSUANT TO
        TITLE 34, CHAPTER 2, ARTICLE 2, OF THE ARIZONA REVISED STATUTES
           (Penalty of this Bond must be 100% of the Contract Amount)

     KNOW ALL MEN BY THESE PRESENT, that, MEADOW VALLEY CONTRACTORS, INC., (hereinafter called the Principal), as Principal, and Liberty Mutual Insurance Company, a corporation organized and existing under the laws of the State of Massachusetts, with its principal office in the City of Boston, (hereinafter called the Surety), as Surety, are held and firmly bound unto the City of Phoenix in the County of Maricopa, State of Arizona, (hereinafter called the Obligee), in the amount of SIX MILLION SEVEN HUNDRED SEVENTY THREE THOUSAND NINE HUNDRED NINETEEN AND NO/100 DOLLARS, ($6,773,919.00), for the payment thereof, the said Principal and Surety bind themselves, and their heirs, administrators, executors, successors and assigns, jointly and severally, firmly by these present.

     WHEREAS, the Principal has entered into a certain written contract with the Obligee, dated the 12TH day of JUNE, 2002, for ST87400047, ST8741000, AND WS85500049, 2002 RESIDENTIAL STREET OVERLAY PROGRAM, for which contract is hereby referred to and made a part hereof as fully and to the same extent as if copied at length herein.

     NOW, THEREFORE, THE CONDITION OF THIS OBLIGATION IS SUCH, that, if the said Principal shall faithfully perform and fulfill all the undertakings, covenants, terms, conditions, and agreements of said contract during the original term of said contract any extension thereof, with or without notice to the Surety, and during the life of any guaranty required under the contract, and shall also perform and fulfill all the undertakings, covenants, terms, conditions, and agreements of any all duly authorized modifications of said contract that may hereafter be made,notice of which modifications to the Surety being hereby waived; then the above obligation shall be void, otherwise to remain in full force and effect.

     PROVIDED, HOWEVER, that this bond is executed pursuant to the provisions of Title 34, Chapter 2, Article 2, of the Arizona Revised Statutes, and all liabilities on this Bond shall be determined in accordance with the provisions of said Title, Chapter, and Article, to the extent as if it were copied at length herein.

     THE prevailing party in a suit on this Bond shall be entitled to such reasonable attorney's fees as may be fixed by a judge of the Court.

     WITNESS our hands this 18th day of June, 2002


MEADOW VALLEY CONTRACTORS, INC.
PRINCIPAL                SEAL               Aon Risk Services, Inc.
                                            ------------------------------------
                                            AGENT OF RECORD

                                            1901 Main Street, Suite 300
By: /s/ Bradley E. Larson                   Irvine, CA 92614
   -------------------------------------    ------------------------------------
   BRADLEY E. LARSON           PRESIDENT    AGENT ADDRESS

Liberty Mutual Insurance Company            (949) 608-6300
----------------------------------------    ------------------------------------
SURETY                   SEAL               TELEPHONE NUMBER

A.M. BEST RATING:  A+

By: /s/ Jeri Apodaca                        By: /s/ Carol Trelford
   -------------------------------------        --------------------------------
   ATTORNEY-IN-FACT, Jeri Apodaca               ARIZONA RESIDENT AGENT
                                                Carol Trelford
                                                1850 North Central Avenue,
                                                Suite 1700
                                                Phoenix, AZ 85004

                                     C.B.-1